UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                       Pursuant to Section 13 OR 15(d) of
                       The Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) March 31, 2008

                      Online Vacation Center Holdings Corp.
                      -------------------------------------
             (Exact name of registrant as specified in its charter)



          Florida                       0-32137                   65-0701352
          -------                       -------                   ----------
(State or other jurisdiction    (Commission File Number)        (IRS Employer
     of incorporation)                                       Identification No.)

    1801 N.W. 66th Avenue, Plantation, Florida                      33313
    ------------------------------------------                      -----
     (Address of principal executive offices)                     (Zip Code)

       Registrant's telephone number, including area code: (954) 377-6400
                                                           --------------

                                 Not applicable
                                 --------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 1.01 Entry Into a Material Definitive Agreement

On March 31, 2008, Online Vacation Center Holdings Corp. ("ONVC") completed the sale of its wholly owned subsidiary, Phoenix International Publishing LLC ("Phoenix"), to Simon Todd, pursuant to the terms of an Acquisition Agreement, dated March 31, 2008, by and among Online Vacation Center Holdings Corp., a Florida corporation, Phoenix International Publishing LLC, a Delaware limited liability corporation, and Simon Todd.

Pursuant to the Acquisition Agreement, ONVC received 1,250,000 shares of ONVC common stock from Simon Todd at closing. Upon execution of the Acquisition Agreement, Mr. Todd resigned as Vice President of ONVC. Prior to the acquisition of Phoenix by ONVC, Mr. Todd was the owner, sole member, and President of Phoenix. ONVC acquired Phoenix from Simon Todd on August 31, 2006 for 1,450,000 shares of ONVC common stock.

The foregoing description of the Acquisition Agreement and the transaction consummated thereby is qualified in its entirety by reference to the Acquisition Agreement attached as Exhibit 2.1 hereto and the press release attached as
Exhibit 99.1 hereto, and incorporated herein by reference.

Item 2.01 Completion of Acquisition or Disposition of Assets

On March 31, 2008, Online Vacation Center Holdings Corp. completed the sale of its wholly owned subsidiary, Phoenix International Publishing LLC, to Simon Todd, pursuant to the terms of an Acquisition Agreement, dated March 31, 2008, by and among Online Vacation Center Holdings Corp., a Florida corporation, Phoenix International Publishing LLC, a Delaware limited liability corporation, and Simon Todd. The information set forth in Item 1.01 above is incorporated into this Item 2.01 by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

2.1 Acquisition Agreement, dated March 31, 2008, by and among Online Vacation Center Holdings Corp., Phoenix International Publishing LLC, and Simon Todd.

99.1 Press Release dated March 31, 2008




















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
                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: March 31, 2008                   ONLINE VACATION CENTER HOLDINGS CORP.

                                       BY:  /s/ EDWARD B. RUDNER
                                            --------------------
                                            Edward B. Rudner
                                            Chief Executive Officer















































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